Parker Hannifin Corporation Fiscal 2022 Fourth Quarter & Full Year Earnings Presentation August 4, 2022 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. The risks and uncertainties in connection with such forward-looking statements related to the proposed acquisition of Meggitt include, but are not limited to, the occurrence of any event, change or other circumstances that could delay or prevent the closing of the proposed acquisition, including the failure to satisfy any of the conditions to the proposed acquisition; the possibility that in order for the parties to obtain regulatory approvals, conditions are imposed that prevent or otherwise adversely affect the anticipated benefits from the proposed acquisition or cause the parties to abandon the proposed acquisition; adverse effects on Parker’s common stock because of the failure to complete the proposed acquisition; Parker’s business experiencing disruptions due to acquisition-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the proposed acquisition will not be realized or will not be realized within the expected time period, due to unsuccessful implementation strategies or otherwise; and significant transaction costs related to the proposed acquisition. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber- security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information for Parker, including organic sales for Parker and by segment, adjusted earnings per share, adjusted operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted Net Debt, and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period presented. Comparable descriptions of record adjusted results in this presentation refer only to the period from the first quarter of FY2011 to the periods presented in this presentation. This period coincides with recast historical financial results provided in association with our FY2014 change in segment reporting. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information

FY22 Q4: Record Performance and Consistent Execution 3  Safety is our top priority, leveraging high-performance teams, lean and kaizen  2022 Engagement survey results are in the top 8% of industrial companies2  Sales were $4.2B, an increase of 6% vs. prior year; organic growth 10% vs. prior year  Segment operating margin was 20.9% as reported, or 22.9% adjusted1 +70 bps vs. prior year 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations; 2. Source: Korn Ferry Outstanding Performance in a Difficult Environment

The Resiliency of our Team Delivered a Record FY22 4  $15.9B sales with 12% organic growth vs. prior year  Record segment operating margin 20.1% as reported, or 22.3% adjusted1 +120 bps vs. prior year  Operating cash flow of $2.4B or 15.4% of sales  Announced FY27 targets during March 2022 Investor Day 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. A Transformed Parker with a Promising Future

What Drives Parker? Great Generators and Deployers of Cash Living Up to Our Purpose Top Quartile Performance vs. Proxy Peers 5

$6.99 $8.86 $11.57 $13.10 $12.44 $15.04 $18.72 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Adjusted EPS1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. $5.89 $7.25 $7.83 $11.57 $9.26 $13.35 $10.09As Reported EPS Performance Our People, Portfolio & Strategy Transform Performance 14.7% 16.7% 17.5% 18.3% 19.3% 21.3% 22.6% FY16 FY17 FY18 FY19 FY20 FY21 FY22 Adjusted EBITDA1 Increased 790 bps 2.6x EPS growth > $0.81B $0.98B $1.06B $1.53B $1.20B $1.75B $1.32BAs Reported Net Income 6

7 Expect Closing During FY23 Q1

Future Sales Growth Drivers FY27 Target 4-6% Organic Growth over the Cycle Our Business System Industrial Capex Investment Channel Restock Acquisitions Secular Growth Strategic Growth Drivers  Address last decade under investment  Supply chain development  Replenish inventory levels  De-risk supply chain  CLARCOR  LORD  Exotic  Meggitt1  Aerospace  Digital  Electrification  Clean Technologies Outcomes Growth & Financial Performance Machinery automation, equipment & infrastructure spend Rebuild inventory Accretive & longer cycle growth 2/3’s Portfolio enable Clean Technologies 1: Offer to acquire Meggitt PLC announced August 2, 2021. Expect closing during FY23 Q1.8

10 Financial Summary FY22 Q4 vs. FY21 Q4 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY21 Q4 As Reported: Segment Operating Margin of 20.0%, EBITDA Margin of 21.8%, Net Income of $505M, EPS of $3.84. $ in Millions, except per share amounts Q4 FY22 Q4 FY22 Q4 FY21 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,188 $4,188 $3,959 +5.8% Segment Operating Margin 20.9% 22.9% 22.2% +70 bps EBITDA Margin 7.9% 23.1% 22.1% +100 bps Net Income $129 $671 $577 +16% EPS $0.99 $5.16 $4.38 +18%

11 Adjusted Earnings per Share Bridge FY21 Q4 to FY22 Q4 1. FY21 Q4 As Reported EPS of $3.84. FY22 Q4 As Reported EPS of $0.99. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

# FY22 Q4 Segment Performance

| | **Sales** As Reported $ Organic %[1] | **Segment Operating Margin** As Reported | **Segment Operating Margin** Adjusted[1] | **Order Rates[2]** | **Commentary** |
|---|---|---|---|---|---|
| Diversified Industrial North America | $2,088M<br>+14.7% Organic | 20.6% | 22.9%<br>**+40 bps YoY** | +10% | • Broad based double digit organic growth<br>• Continued strong order growth |
| Diversified Industrial International | $1,424M<br>+5.2% Organic | 20.8% | 22.4%<br>**+30 bps YoY** | (4)% | • ~$50M sales reduction from COVID related shutdowns vs. forecast of $100M<br>• 12% EMEA organic sales growth |
| Aerospace Systems | $676M<br>+7.8% Organic | 22.1% | 24.2%<br>**+260 bps YoY** | 0% | • Strong commercial aftermarket growth<br>• Order rate +24% excluding sizable multi-year military orders in prior period |
| Parker | $4,188M<br>+10.0% Organic | 20.9% | 22.9%<br>**+70 bps YoY** | +3% | • Record sales & segment operating margin<br>• Excellent agility on supply chain & inflation<br>• **35% incremental margin[1]** |

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Order Rates exclude acquisitions, divestitures, & currency. Industrial is a 3 month YoY comparison of total dollars. Aerospace is a rolling 12 month YoY comparison.

12

13 FY22 Q4 YTD Cash Flow Performance  Cash Flow from Operations of 15.4%  Free Cash Flow of 13.9% • Working capital a use of cash of 1.6% of sales2  Free Cash Flow Conversion of 168% 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 2. Defined as net change in accounts receivable, inventory, and accounts payable trade per the statement of cash flows $ Millions % to Sales 15.4% 13.9% 17.9% 16.5% Leverage at FY22 Q4 As Reported Adjusted for Restricted Cash1 Net Debt / EBITDA 4.5x 2.0x

14 FY23 Initial Guidance Excluding Meggitt EPS Midpoint: $16.53 As Reported, $18.50 Adjusted Sales Growth vs. Prior Year Reported Organic Diversified Industrial North America 3% - 6% 3% - 6% Diversified Industrial International (6)% - (3)% 0% - 3% Aerospace Systems 5% - 8% 5% - 8% Parker 0% - 3% 2% - 5% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 20.1% - 20.5% 22.4% - 22.8% Diversified Industrial International 20.4% - 20.8% 22.2% - 22.6% Aerospace Systems 20.1% - 20.5% 22.2% - 22.6% Parker 20.2% - 20.6% 22.3% - 22.7% Additional Items As Reported & Adjusted Corporate G&A $204M Legacy Interest Expense $228M Meggitt Interest Expense Q1 $42M Other Expense $14M Reported Tax Rate ~23% Diluted Shares Outstanding 130.4M Earnings Per Share As Reported Adjusted1 Range $16.13 - $16.93 $18.10 - $18.90 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$300M — Business Realignment Charges ~$35M —

15 FY23 Adjusted EPS Guidance Bridge FY22 to FY23 1. FY22 As Reported EPS of $10.09. FY23 As Reported midpoint guidance EPS of $16.53. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. FY23

Key Messages  Record FY22 in a challenging environment  Accelerated performance from The Win Strategy™ 3.0  Positioned to perform well in FY23  Strategic portfolio transformation: Longer cycle & more resilient  Expect Meggitt closing during FY23 Q1  Positioned for growth from secular trends 16 A Transformed Parker with a Promising Future

Upcoming Event Calendar Meggitt Investor Webcast Post Closing Annual Meeting of Shareholders October 26, 2022 1Q FY23 Earnings November 3, 2022 2Q FY23 Earnings February 2, 2023 3Q FY23 Earnings May 4, 2023 4Q FY23 Earnings August 3, 2023

Appendix • Reconciliation of Organic Growth • Adjusted Amounts Reconciliation • Reconciliation of EPS • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Reconciliation of Free Cash Flow Conversion • Reconciliation of Adjusted Net Debt to EBITDA • Supplemental Sales Information – Global Technology Platforms • Reconciliation of Forecasted EPS 18

Reconciliation of Organic Growth 19 (Dollars in thousands) (Unaudited) Quarter-to-Date As Reported Currency Organic As Reported Net Sales June 30, 2022 June 30, 2022 June 30, 2021 Diversified Industrial: North America $ 2,087,696 $ 3,591 $ 2,091,287 $ 1,823,078 International 1,423,924 159,871 1,583,795 1,505,835 Total Diversified Industrial 3,511,620 163,462 3,675,082 3,328,913 Aerospace Systems 676,212 2,597 678,809 629,956 Total Parker Hannifin $ 4,187,832 $ 166,059 $ 4,353,891 $ 3,958,869 As reported Currency Organic Diversified Industrial: North America 14.5% (0.2)% 14.7 % International (5.4)% (10.6)% 5.2 % Total Diversified Industrial 5.5% (4.9)% 10.4 % Aerospace Systems 7.3% (0.5)% 7.8 % Total Parker Hannifin 5.8% (4.2)% 10.0%

Reconciliation of Organic Growth 20 (Dollars in thousands) (Unaudited) Year-to-Date As Reported Currency Organic As Reported Net Sales June 30, 2022 June 30, 2022 June 30, 2021 Diversified Industrial: North America $ 7,703,150 $ (6,674) $ 7,696,476 $ 6,676,449 International 5,638,896 256,049 5,894,945 5,283,710 Total Diversified Industrial 13,342,046 249,375 13,591,421 11,960,159 Aerospace Systems 2,519,562 5,213 2,524,775 2,387,481 Total Parker Hannifin $ 15,861,608 $ 254,588 $ 16,116,196 $ 14,347,640 As reported Currency Organic Diversified Industrial: North America 15.4% 0.1% 15.3 % International 6.7% (4.9)% 11.6 % Total Diversified Industrial 11.6% (2.0)% 13.6 % Aerospace Systems 5.5% (0.3)% 5.8 % Total Parker Hannifin 10.6% (1.7)% 12.3%

Adjusted Amounts Reconciliation Consolidated Statement of Income 21 (Dollars in thousands, except per share data) (Unaudited) Quarter-to-Date FY 2022 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Integration Costs to Achieve Acquisition Related Expenses Loss on Deal- Contingent Forward Contracts % of Sales As Reported Adjusted June 30, 2022 June 30, 2022 Net Sales $ 4,187,832 100.0% $ — $ — $ — $ — $ — $ 4,187,832 100.0 % Cost of Sales 2,980,654 71.2% — 3,353 207 — — 2,977,094 71.1 % Selling, general, and admin. expenses 426,210 10.2% 77,073 1,653 1,617 10,655 — 335,212 8.0 % Interest expense 71,270 1.7% — — — — — 71,270 1.7 % Other expense (income), net 591,530 14.1% — (60) — 1,007 619,061 (28,478) (0.7)% Income before income taxes 118,168 2.8% (77,073) (4,946) (1,824) (11,662) (619,061) 832,734 19.9 % Income taxes (10,738) (0.3)% 17,341 1,113 411 2,624 150,432 161,183 3.8 % Net Income 128,906 3.1% (59,732) (3,833) (1,413) (9,038) (468,629) 671,551 16.0 % Less: Noncontrollable interests 75 0.0% — — — — — 75 0.0 % Net Income - common shareholders $ 128,831 3.1% $ (59,732) $ (3,833) $ (1,413) $ (9,038) $ (468,629) $ 671,476 16.0 % Diluted earnings per share $ 0.99 $ (0.46) $ (0.03) $ (0.01) $ (0.07) $ (3.60) $ 5.16

Adjusted Amounts Reconciliation Consolidated Statement of Income 22 (Dollars in thousands, except per share data) (Unaudited) Quarter-to-Date FY 2021 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Lord Costs to Achieve Exotic Costs to Achieve Acquisition Related Expenses As Reported Adjusted June 30, 2021 June 30, 2021 % of Sales Net sales $ 3,958,869 100.0% $ — $ — $ — $ — $ — $ 3,958,869 100.0 % Cost of sales 2,832,281 71.5% — 4,357 425 — — 2,827,499 71.4 % Selling, general and admin. expenses 414,048 10.5% 81,254 3,435 1,302 20 3,549 324,488 8.2 % Interest expense 60,258 1.5% — — — — — 60,258 1.5 % Other (income) expense, net (4,269) (0.1)% — — — — — (4,269) (0.1)% Income before income taxes 656,551 16.6% (81,254) (7,792) (1,727) (20) (3,549) 750,893 19.0 % Income taxes 151,582 3.8% 19,338 1,854 411 5 845 174,035 4.4 % Net income 504,969 12.8% (61,916) (5,938) (1,316) (15) (2,704) 576,858 14.6 % Less: Noncontrolling interests 176 0.0% — — — — — 176 0.0 % Net income - common shareholders $ 504,793 12.8% $ (61,916) $ (5,938) $ (1,316) $ (15) $ (2,704) $ 576,682 14.6 % Diluted earnings per share $ 3.84 $ (0.47) $ (0.04) $ (0.01) $ — $ (0.02) $ 4.38

Adjusted Amounts Reconciliation Business Segment Information 23 (Dollars in thousands) (Unaudited) Quarter-to-Date FY 2022 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Integration Costs to Achieve Acquisition Related Expenses Loss on Deal- Contingent Forward Contracts % of Sales2 As Reported Adjusted June 30, 2022 June 30, 2022 Diversified Industrial North America1 $ 430,142 20.6% $ 46,630 $ 670 $ 214 $ — $ — $ 477,656 22.9 % International1 296,838 20.8% 17,701 4,282 433 — — 319,254 22.4 % Aerospace Systems1 149,368 22.1% 12,742 54 1,177 — — 163,341 24.2 % Total segment operating income 876,348 20.9% (77,073) (5,006) (1,824) — — 960,251 22.9 % Corporate administration 70,635 1.7% — — — — — 70,635 1.7 % Income before interest and other 805,713 19.2% (77,073) (5,006) (1,824) — — 889,616 21.2 % Interest expense 71,270 1.7% — — — — — 71,270 1.7 % Other (income) expense 616,275 14.7% — (60) — 11,662 619,061 (14,388) (0.3)% Income before income taxes $ 118,168 2.8% $ (77,073) $ (4,946) $ (1,824) $ (11,662) $ (619,061) $ 832,734 19.9% 1Segment operating income as a percent of sales is calculated on as reported segment sales. 2Adjusted amounts as a percent of sales are calculated on as reported segment sales.

# Adjusted Amounts Reconciliation
# Business Segment Information

**(Dollars in thousands)**
**(Unaudited)**

| | Year-to-Date FY 2022 | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | **As Reported June 30, 2022** | **% of Sales** | **Acquired Intangible Asset Amortization** | **Business Realignment Charges** | **Integration Costs to Achieve** | **Acquisition Related Expenses** | **Loss on Deal-Contingent Forward Contracts** | **Russia Liquidation** | **Adjusted June 30, 2022** | **% of Sales[2]** |
| Diversified Industrial: | | | | | | | | | | |
| North America[1] | $ 1,515,259 | 19.7% | $ 188,325 | $ 2,638 | $ 1,171 | $ - | $ - | $ - | **$ 1,707,393** | **22.2%** |
| International[1] | 1,178,044 | 20.9% | 75,105 | 11,149 | 2,418 | - | - | 6,257 | **1,272,973** | **22.6%** |
| Aerospace Systems[1] | 501,431 | 19.9% | 51,020 | 967 | 1,177 | - | - | 6,570 | **561,165** | **22.3%** |
| Total segment operating income | 3,194,734 | 20.1% | (314,450) | (14,754) | (4,766) | - | - | (12,827) | **3,541,531** | **22.3%** |
| Corporate administration | 219,699 | 1.4% | - | - | - | - | - | - | **219,699** | **1.4%** |
| Income before interest and other | 2,975,035 | 18.8% | (314,450) | (14,754) | (4,766) | - | - | (12,827) | **3,321,832** | **20.9%** |
| Interest expense | 255,252 | 1.6% | - | - | - | - | - | - | **255,252** | **1.6%** |
| Other (income) expense | 1,105,557 | 7.0% | - | 3 | - | 95,727 | 1,015,426 | 7,230 | **(12,829)** | **-0.1%** |
| Income before income taxes | $ 1,614,226 | 10.2% | $ (314,450) | $ (14,757) | $ (4,766) | $ (95,727) | $ (1,015,426) | $ (20,057) | **$ 3,079,409** | **19.4%** |

[1]Segment operating income as a percent of sales is calculated on segment sales.
[2]Adjusted amounts as a percent of sales are calculated on as reported sales.

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Parker

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share 25 (Unaudited) Three Months Ended June 30, (Amounts in dollars) 2022 2021 Earnings per diluted share $ 0.99 $ 3.84 Adjustments: Acquired intangible asset amortization expense 0.59 0.62 Business realignment charges 0.04 0.06 Integration costs to achieve 0.01 0.01 Acquisition-related expenses 0.09 0.03 Loss on deal-contingent forward contracts 4.76 — Tax effect of adjustments1 (1.32) (0.18) Adjusted earnings per diluted share $ 5.16 $ 4.38

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share 26 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *FY19 and FY20 have been adjusted to reflect the change in inventory accounting method

27 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) June 30, 2022 June 30, 2021 Operating income Operating margin Operating income Operating margin Total segment operating income $ 876,348 20.9% $ 789,988 20.0 % Adjustments: Acquired intangible asset amortization 77,073 81,254 Business realignment charges 5,006 7,347 Integration costs to achieve 1,824 1,747 Adjusted total segment operating income $ 960,251 22.9% $ 880,336 22.2%

28 Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands) 2022 2021 2022 Net sales $ 4,187,832 $ 3,958,869 $ 15,861,608 Net income $ 128,906 $ 504,969 $ 1,316,186 Income taxes (10,738) 151,582 298,040 Depreciation 62,369 65,328 257,314 Amortization 77,073 81,254 314,450 Interest expense 71,270 60,258 255,252 EBITDA 328,880 863,391 2,441,242 Adjustments: Business realignment charges 4,946 7,792 14,757 Integration costs to achieve 1,824 1,747 4,766 Acquisition-related expenses 11,662 3,549 95,727 Loss on deal-contingent forward contracts 619,061 — 1,015,426 Russia liquidation — — 20,057 Adjusted EBITDA $ 966,373 $ 876,479 $ 3,591,975 EBITDA margin 7.9% 21.8% 15.4 % Adjusted EBITDA margin 23.1% 22.1% 22.6%

29 1Amounts have been adjusted to reflect the change in inventory accounting method. *Totals may not foot due to rounding Reconciliation of EBITDA to Adjusted EBITDA

Reconciliation of Free Cash Flow Conversion 30 (Unaudited) Twelve Months Ended June 30, 2022 Twelve Months Ended June 30, 2021(Dollars in thousands) Net income $ 1,316,186 $ 1,746,861 Cash flow from operations $ 2,441,730 $ 2,575,001 Capital Expenditures (230,044) (209,957) Free cash flow $ 2,211,686 $ 2,365,044 Free cash flow conversion (free cash flow / net income) 168% 135%

Reconciliation of Adjusted Net Debt to EBITDA 31

Supplemental Sales Information Global Technology Platforms 32 (Unaudited) Three Months Ended June 30, Twelve Months Ended June 30, (Dollars in thousands) 2022 2021 2022 2021 Net sales Diversified Industrial: Motion Systems $ 921,265 $ 883,395 $ 3,489,431 $ 3,081,366 Flow and Process Control 1,229,853 1,152,437 4,616,270 4,108,080 Filtration and Engineered Materials 1,360,502 1,293,081 5,236,345 4,770,713 Aerospace Systems 676,212 629,956 2,519,562 2,387,481 Total $ 4,187,832 $ 3,958,869 $ 15,861,608 $ 14,347,640

Reconciliation of EPS Fiscal Year 2023 Guidance 33 (Unaudited) (Amounts in dollars) Fiscal Year 2023 Forecasted earnings per diluted share $16.13 to $16.93 Adjustments: Business realignment charges 0.26 Acquisition-related intangible asset amortization expense 2.30 Tax effect of adjustments1 (0.59) Adjusted forecasted earnings per diluted share $18.10 to $18.90 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.